EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d−1(k)(l) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with all other such undersigned, on behalf of the Reporting Persons (as defined in the joint filing), of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001, of the Issuer (as defined in the attached Schedule 13D or an amendment to Schedule 13D), and agrees that this agreement be included as an Exhibit to such joint filing.  This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of this 28th day of December, 2012.

MORGAN STANLEY

By:	/s/ Christina Huffman
Name: Christina Huffman
Title: Authorized Signatory

MS HOLDINGS INCORPORATED

By:	/s/ Scott William Moss
Name: Scott William Moss
Title: Vice President

MORGAN STANLEY PRIVATE EQUITY ASIA III, INC.

By:	/s/ Samantha Jennifer Cooper
Name: Samantha Jennifer Cooper
Title: Vice President

MORGAN STANLEY PRIVATE EQUITY ASIA III, L.L.C.

By:	Morgan Stanley Private Equity Asia III, Inc., its managing member

By:	/s/ Samantha Jennifer Cooper
Name: Samantha Jennifer Cooper
Title: Vice President

MORGAN STANLEY PRIVATE EQUITY ASIA III, L.P.

By:	Morgan Stanley Private Equity Asia III, L.L.C., its general partner

By:	Morgan Stanley Private Equity Asia III, Inc., its managing member

By:	/s/ Samantha Jennifer Cooper
Name: Samantha Jennifer Cooper
Title: Vice President

MORGAN STANLEY PRIVATE EQUITY ASIA EMPLOYEE INVESTORS III, L.P.

By:	Morgan Stanley Private Equity Asia III, L.L.C., its general partner

By:	Morgan Stanley Private Equity Asia III, Inc., its managing member

By:	/s/ Samantha Jennifer Cooper
Name: Samantha Jennifer Cooper
Title: Vice President

MORGAN STANLEY PRIVATE EQUITY ASIA III HOLDINGS (CAYMAN) LTD

By:	/s/ Samantha Jennifer Cooper
Name: Samantha Jennifer Cooper
Title: Sole Director

MSPEA AGRICULTURE HOLDING LIMITED

By:	/s/ Samantha Jennifer Cooper
Name: Samantha Jennifer Cooper
Title: Director